Exhibit 10.5

Execution Copy

FOURTH AMENDMENT, dated as of August 17, 2009 (this “Amendment”), to the CREDIT AGREEMENT dated as of May 11, 2007 (the “Agreement”), among AGILENT TECHNOLOGIES, INC. (the “Company”), a Delaware corporation, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the Lenders have agreed to extend credit to the Company under the Credit Agreement on the terms and subject to the conditions set forth therein; and

WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the recital hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2.  Amendment of Certain Definitions: Section 1.01 of the Credit Agreement is hereby amended:

(a)  by inserting a definition of “Acquisition Period,” reading as follows:

“Acquisition Period” means the period beginning on August 17, 2009 and ending on the later of (i) August 1, 2010 and (ii) the first day of the month following the ninth full calendar month after the closing of the merger provided for in the Varian Merger Agreement (or, if the Varian Merger Agreement shall be terminated prior to August 1, 2010, the date of such termination).

(b)  by inserting a definition of “Acquisition Period Indebtedness,” reading as follows:

“Acquisition Period Indebtedness” means Indebtedness (other than Repurchase Obligations Indebtedness) incurred by the Company and its Subsidiaries during the period beginning on August 17, 2009 and ending on the date of the closing of the merger provided for in the Varian Merger Agreement (or, if the Varian Merger Agreement shall be terminated prior to August 1, 2010, the date of such termination), in an aggregate amount not to exceed $1,000,000,000.

(c)  by changing the definition of “Consolidated Total Indebtedness” therein to read as follows:

“Adjusted Consolidated Total Indebtedness” means, at any time, (a) all Indebtedness of the Company and the Subsidiaries at such time other than Repurchase Obligations (and guaranties thereof) and, during the Acquisition Period, other than Acquisition Period Indebtedness, plus (b) Adjusted Repurchase Obligation Indebtedness at such time, minus (c) all Indebtedness at such time consisting of obligations of the Company and the Subsidiaries as account parties in respect of letters of credit and letters of guaranty that do not support Indebtedness, all determined on a consolidated basis in accordance with GAAP. In the event that the Company or any Subsidiary shall have completed since any date as of which Adjusted Consolidated Total Indebtedness is to be determined an acquisition or disposition of any Person, division or business unit in which the aggregate consideration paid or received shall have exceeded $300,000,000, Adjusted Consolidated Total Indebtedness shall be determined for such period on a pro forma basis as if such acquisition or disposition, and any related incurrence or repayment of Indebtedness, had occurred on such date.

(d)  by changing the definition of “Adjusted Repurchase Obligation Indebtedness” therein to read as follows:

“Adjusted Repurchase Obligation Indebtedness” means, at any time, an amount (but not less than zero) equal to (a) the aggregate amount of all Indebtedness consisting of Repurchase Obligations at such time minus (b) the lesser of (i) Adjusted Repurchase Obligation Restricted Cash at such time and (ii) $2,000,000,000.

(e)  by inserting a definition of “Varian Merger Agreement,” reading as follows:

“Varian Merger Agreement” means the Agreement and Plan of Merger between the Company, Cobalt Acquisition Corp and Varian, Inc. dated July 26, 2009, as such agreement may from time to time be amended.

(f)  by changing the definition of “World Trade Master Repurchase Agreement” therein to read as follows:

“World Trade Master Repurchase Agreement” means the Master Repurchase Agreement dated as of November 17, 2008, between Agilent Technologies World Trade, Inc., a wholly owned subsidiary of the Company, and Lloyds TSB Bank plc.  or any other person that shall succeed by amendment or assignment to the rights and obligations of Lloyds TSB Bank plc. thereunder, as such agreement may be amended from time to time.

SECTION 3.  Amendment of Section 6.01.  Clause (c) of Section 6.01 of the Credit Agreement is amended to read as follows:

(c) Repurchase Obligations in an amount at any time outstanding not in excess of the lesser of (i) the sum of (A) $500,000,000 and (B) the amount of World Trade Indebtedness outstanding on the date hereof and (ii) the Repurchase Obligation Restricted Cash at such time; and the preferred stock of Agilent Technologies (Cayco) Limited (or any other Subsidiary referred to in the definition of Repurchase Obligation Restricted Cash in Section 1.01) relating thereto;

SECTION 4.  Amendment of Section 6.02.  Clause (j) of Section 6.02 of the Credit Agreement is amended to read as follows:

(j)            other Liens securing or deemed to exist in connection with Indebtedness and sales of accounts receivable and interests therein pursuant to Securitization Transactions; provided that the sum, without duplication, of (i) the aggregate principal amount of the outstanding Indebtedness secured by Liens or deemed to exist in connection with Securitization Transactions permitted by this clause (j), (ii) the outstanding Indebtedness permitted by Section 6.01(i) and (iii) the Attributable Debt in respect of Sale-Leaseback Transactions permitted by Section 6.03(b) does not at any time exceed the greater of (A) $75,000,000 during the Acquisition Period, or $300,000,000 at any time other than during the Acquisition Period (and (B) 10% of Consolidated Stockholders’ Equity.

SECTION 5.  Representations, Warranties and Agreements.  The Company hereby represents and warrants to and agrees with each Lender and the Administrative Agent that:

(a)  The representations and warranties set forth in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) and after giving effect to this Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date.

(b)  As of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

SECTION 6.  Effectiveness.  This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company and Lenders constituting at least the Required Lenders.

SECTION 7.  Credit Agreement.  Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.  As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

SECTION 8.  Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart hereof.

SECTION 10.  Expenses.  The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the date first above written.

AGILENT TECHNOLOGIES, INC.,

by:
/s/Hillard C. Terry, III
Name:	Hillard C. Terry, III
Title:	Vice President, Treasurer

JPMORGAN CHASE BANK, N.A., INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,

by:
/s/Ann B. Kerns
Name:	Ann B. Kerns
Title:	Vice President

To approve the Fourth Amendment to the AGILENT TECHNOLOGIES, INC. Credit Agreement:

JPMORGAN CHASE BANK, N.A.,

by:
/s/Ann B. Kerns
Name:	Ann B. Kerns
Title:	Vice President

BANK OF AMERICA, N.A.

by:
/s/Kevin McMahon
Name:	Kevin McMahon
Title:	Senior Vice President

CITIBANK, NA.

by:
/s/Avrum M. Spiegel
Name:	Avrum M. Spiegel
Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

by:
/s/John D. Toronto
Name:	John D. Toronto
Title:	Director

by:
/s/Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

STANDARD CHARTERED BANK,

by:
/s/James P. Hughes A2386
Name:	James P. Hughes A2386
Title:	Director

by:
/s/Robert K. Reddington
Name:	Robert K. Reddington
Title:	AVP/Credit Documentation Credit Risk Control